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                                                                    Exhibit 10.1


                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTION 200.80(B)(4),
                                                            200.83 AND 240.24b-2

                    CODE SHARE AND REVENUE SHARING AGREEMENT

         This CODE SHARE AND REVENUE SHARING AGREEMENT (the "Agreement") is made and entered into as of March 20, 2001, to be effective retroactive to February 1, 2001 (the "Contract Date"), by and between AMERICA WEST AIRLINES, INC., a Delaware corporation ("AWA"), and MESA AIRLINES, INC., a Nevada corporation ("Mesa").

                                 R E C I T A L S

         A. AWA holds a certificate of public convenience and necessity issued by the Department of Transportation ("DOT") authorizing AWA to engage in the interstate and overseas air transportation of persons, property and mail between all points in the United States, its territories and possessions.

         B. Mesa holds a certificate of public convenience and necessity issued by the DOT authorizing Mesa to engage in the interstate transportation of persons, property and mail in the United States, its territories and possessions.

         C. AWA owns various trademarks, service marks and logos, including "America West Airlines," "America West Express," and distinctive exterior color decor and patterns on its aircraft, hereinafter referred to individually and collectively as the "AWA Service Marks."

         D. AWA and Mesa entered into that certain Code Share and Revenue Sharing Agreement, dated July 15, 1998, as amended by those certain First and Second Amendments to Code Share and Revenue Sharing Agreement, dated January 4, 2000 and May 10, 2000, respectively (the "Original Agreement"), in order to provide scheduled air transportation services as America West Express and to share in revenue and costs of such services.

         E. AWA and Mesa desire to terminate the Original Agreement and replace the Original Agreement, in its entirety, with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the promises, covenants, representations and warranties hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AWA and Mesa agree as set forth below.

                                A G R E E M E N T

1. Effectiveness. This Agreement replaces the Original Agreement effective upon the date (the "Effective Date") that Mesa executes a binding agreement to acquire the CRJ Aircraft required to be provided by Mesa pursuant to Section
2.2.2 of this Agreement (the "Aircraft Contract"). Mesa shall provide AWA with written notice of the date the Aircraft Contract is executed together with copies of the Aircraft Contract. On the date of execution of the Aircraft Contract, all of the terms and provisions of this Agreement shall be effective retroactive to the Contract Date. On the Effective Date, the Original Agreement shall be terminated in its entirety. All
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sums payable pursuant to Section 6 of the Original Agreement between the
Contract Date and Effective Date shall be recalculated pursuant to the terms of
Section 7 of this Agreement, and AWA, subject to the rights regarding disputed amounts contained in Section 7.8, shall pay additional and undisputed sums payable within 30 days after receipt of a written invoice for such recalculation. Until the Effective Date, AWA and Mesa shall continue to perform pursuant to the Original Agreement. If the Aircraft Contract is not executed by May 1, 2001, then this Agreement shall automatically terminate and the terms and conditions of the Original Agreement shall remain in full force and effect. Simultaneously with the execution of this Agreement, AWA and Mesa shall enter into an amendment to the Original Agreement providing for the addition of 3 CRJs under the Original Agreement if this Agreement is terminated pursuant to this Section.

As of the Contract Date, AWA and Mesa dispute certain amounts that are payable between AWA and Mesa under the Original Agreement (the "Disputed Amounts"). Mesa and AWA shall continue to work to resolve their respective obligations concerning the Disputed Amounts pursuant to the terms of the Original Agreement. This is a new and separate agreement from the Original Agreement. The terms of this Agreement shall not be used by either Mesa or AWA to determine or interpret the respective payment obligations of the parties for the Disputed Amounts. The respective obligations for the Disputed Amounts and other matters and disputes arising under the Original Agreement prior to the Contract Date shall be resolved pursuant to the terms, covenants, rights and remedies of the Original Agreement, shall not affect the rights, duties and obligations of AWA or Mesa under this Agreement and shall not permit AWA or Mesa to exercise any remedies under this Agreement. The intent of AWA and Mesa is to resolve any disputes concerning the Disputed Amounts or any other matters and disputes under the Original Agreement under the Original Agreement and not pursuant to this Agreement.

2. Rights, Responsibilities and Obligations of Mesa:

         2.1 Flight Service. During the term of this Agreement, Mesa shall operate America West Express air transportation services (the "Flight Services"), using the Fleet of Aircraft established pursuant to Section 2.2, to and from the cities and based upon the schedule established from time to time by AWA (the "Schedule") in written notice to Mesa (a "Schedule Notice"). For purposes of this Agreement, "Flights" means flights operated pursuant to the Schedule. AWA may change the Schedule by issuance of a Schedule Notice at any time. When creating a Schedule, AWA shall: (i) take into account Mesa's aircraft maintenance requirements; (ii) create a Schedule which will permit Mesa to schedule flight crews in a manner consistent with industry operational practices; (iii) schedule block times based on AWA's internal block time policy; (iv) provide for the following turn times: (a) in a hub location: 20 minutes for Beech 1900s and Dash 8s and 25 minutes for CRJs; and (b) in other stations: 10 minutes for Beech 1900s, 15 minutes for Dash 8s and 20 minutes for CRJs; (v) take into account airport facilities available for Aircraft handling;
                  (vi) provide for maintenance as required by Section 2.6.3 and scheduled heavy maintenance on Aircraft as required from time to time; and (vii) provide for at least 45 days prior notice of any holiday cancellations. Mesa shall implement all changes in the Schedule contained in a Schedule Notice in accordance with


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                  AWA's scheduling requirements within 60 days after receipt of a Schedule Notice. Mesa or any of its affiliates shall not provide any flight service for any other airline for flights that originate in or end in Phoenix, Arizona.

                  So long as Air Midwest ("AM") is a wholly-owned subsidiary of Mesa Air Group, Inc., Mesa may subcontract with AM for the performance of those Flight Services, Other Services (as hereinafter defined), and other related obligations under this Agreement, which are to be performed by Mesa using the Beech 1900s (the "AM Services"). Mesa has delivered to AWA an assumption agreement pursuant to which AM agrees to perform all the duties and obligations of Mesa under this Agreement relating to the AM Services and to be bound by all of the liabilities, obligations, and duties of Mesa under this Agreement applicable to the AM Services, including, without limitation, the providing of flights, maintenance of aircraft, compliance with laws, maintenance of insurance and indemnification of AWA (the "Assumption Agreement"). AWA shall have no duty, obligation or liability to AM under this Agreement. All payments for the use and operation of the Beech 1900 Subfleet to be made by AWA under this Agreement shall be paid to Mesa. Mesa shall pay all sums payable to AM for the operation of the Beech 1900 Subfleet pursuant to a separate agreement between AM and Mesa to which AWA is not a party. Notwithstanding the foregoing, Mesa shall not be released, discharged, or relieved from any duties, liabilities or obligations set forth in this Agreement, including those arising from the AM Services performed by AM. AM shall be deemed a subcontractor of Mesa, and Mesa shall cause AM's performance of the AM Services to comply with all relevant terms and conditions of this Agreement. If either: (i) AM ceases to be a wholly-owned subsidiary of Mesa Air Group, Inc.; or (ii) AM fails to comply with the terms and conditions of this Agreement as required by the Assumption Agreement, then Mesa, within thirty (30) days after receipt of written notice from AWA, shall terminate the subcontractor relationship with AM, acquire the Beech 1900 Subfleet and perform the duties and obligations applicable to the Beech 1900 Subfleet pursuant to this Agreement.

                  Mesa, with the prior written consent of AWA, which consent shall not be unreasonably withheld, delayed or conditioned, may subcontract with a wholly-owned subsidiary of Mesa Air Group, Inc. for the performance of certain Flight Services, Other Services and other related obligations under this Agreement, which are to be performed by Mesa using certain Aircraft on terms and conditions similar to the terms and conditions applicable to the subcontracting of the AM Services (the "Subcontracting of Services"). If AWA consents to the Subcontracting of Services, then AWA and Mesa shall execute an amendment to this Agreement permitting the Subcontracting of Services and setting forth the terms and conditions pursuant to which the Subcontracting of Services may occur (the "Subcontracting Amendment"). The Subcontracting of Services shall not occur until the Subcontracting Amendment and any documents required from the wholly-owned subsidiary have been executed by Mesa and the affiliate and delivered by AWA.


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                  AM and any other affiliate to which services are subcontracted under this Agreement are referred to as the "Affiliated
                  Service Providers."

         2.2      Fleet.

                  2.2.1 Initial Fleet. As of the Contract Date, Mesa and AM provide the Flight Services using the following aircraft (collectively, the "Fleet"; with respect to any one aircraft type, the "Subfleet"; and individually, the "Aircraft"):

                               Number     Aircraft Type ("Subfleet")
                               ------     --------------------------
                               12         deHavilland DHC-8-200 ("Dash 8")
                               5          Hawker-Beech 1900 ("Beech 1900")
                               22         Canadair Regional Jet-50 ("CRJ")

                  2.2.2 CRJ Fleet Expansion. Pursuant to the Aircraft Contract, Mesa shall have the right to acquire an additional 83 CRJ Aircraft, 43 by virtue of firm orders (the "Firm Aircraft") and 40 by virtue of options (the "Option Aircraft"), in the configuration, with the seating capacity and at the times set forth on Exhibit A, attached hereto. The Firm Aircraft and Option Aircraft will consist of CRJ Models 200s, 700s and 900s as set forth in Exhibit A. For purposes of this Agreement, the CRJ Model 200s shall be a "CRJ Subfleet" and the CRJ Model 700s and 900s shall be a "CRJ Subfleet".

                           (a) Each of the Firm Aircraft shall be placed into Flight Services by Mesa in the calendar months set forth on Exhibit A (the "Delivery Schedule"). The Firm Aircraft to be delivered in each of the calendar months from and including October, 2003 to and including June, 2004 may be either CRJ Model 700s or 900s (the "Convertible Firm Aircraft"). AWA, by written notice to Mesa, given on or before the last day of the 18th calendar month prior to the delivery of each Convertible Firm Aircraft, shall advise Mesa as to which model is to be added to the Fleet (the "Firm Selection Notice"). For example, for the CRJ to be delivered in October, 2003, AWA must provide the Firm Selection Notice by April 31, 2002. If AWA does not provide the Firm Selection Notice timely, then AWA shall be deemed to have elected to have a CRJ Model 700 added to the Fleet. Mesa shall provide AWA with at least 90 days' prior written notice of the week each of the Firm Aircraft will be placed into Flight Service under this Agreement and at least 60 days' prior written notice of the date on which each of the Firm Aircraft will be placed into Flight Service under this Agreement (each, a "Scheduled Delivery Date").

                           (b) AWA shall have the options to expand the CRJ Fleet by up to 40 additional CRJs from the Option Aircraft. On or before each option


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                                    "Exercise Date" (as set forth on Exhibit A),
                                    AWA, by written notice to Mesa (the "Option
                                    Notice"), shall have the option to require
                                    Mesa to increase the CRJ Subfleet by the addition of the applicable CRJ Aircraft in the applicable "In Service Months" (as set for on Exhibit A)(each, a "Fleet Expansion Option"). Each Option Notice shall specify whether AWA is selecting either a CRJ Model 700 or 900. If the Option Notice does not specify the CRJ Model, then AWA shall be deemed to have selected a CRJ Model 700. The Fleet Expansion Options are separate and individual options and may be exercised or not exercised on a separate and individual basis. The Aircraft that are the subject of each Fleet Expansion Option shall be added to the Fleet by Mesa in the applicable In Service Months. Mesa shall provide AWA with at least 90 days prior written notice of the week each Option Aircraft will be placed into Flight Service under this Agreement and at least 60 days' prior written notice of the Scheduled Delivery Date for each Option Aircraft that is the subject of each exercised Fleet Expansion Option.

                           (c) Mesa shall not be liable to AWA for the failure to deliver any Firm Aircraft or Option Aircraft on the Scheduled Delivery Date (a "Failed Delivery") if: (i) the failure to deliver is the result of the manufacturer's failure to deliver the Aircraft to Mesa as a result of acts of terrorism, hostilities, war, strikes, labor disputes, work stoppages beyond the manufacturer's control, fire, act of government or court order; (ii) Mesa uses commercially reasonable efforts to acquire a replacement aircraft for the Aircraft that was not delivered; and (iii) Mesa pays to AWA any compensation, damages or award obtained by Mesa from the manufacturer as a result of the Failed Delivery (an "Excused Failure"). In the event of a Failed Delivery, Mesa shall use commercially reasonable efforts to obtain the applicable Aircraft as soon as practicable after the Scheduled Delivery Date. If the Aircraft that is the subject of a Failed Delivery is not delivered within 90 days after the Scheduled Delivery Date, then AWA shall have the option to elect not to include such Aircraft under this Agreement by providing written notice to Mesa at any time prior to the actual delivery of such Aircraft. If a Failed Delivery is not the result of an Excused Failure, then AWA shall have all rights and remedies under this Agreement for such Failed Delivery.

                  2.2.3    Intentionally Omitted.

                  2.2.4    Fleet Reduction. Except as otherwise permitted by
                           Section 2.2.5, upon 180 days' prior written notice from AWA, AWA, subject to limitations set forth below, may require Mesa to reduce the number of Aircraft in any Subfleet. AWA shall not require Mesa to reduce: (i) the number of Aircraft in the Dash 8 Subfleet, Beech 1900 Subfleet or the combined CRJ


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                           Subfleets by more than two Aircraft in any Six
                           Calendar Month Period. For purposes of this
                           Agreement, "Six Calendar Month Period" means each period during the Term (as defined below) commencing on January 1 and ending on June 30 and commencing on July 1 and ending on December 30, with the first Six Calendar Month Period commencing on January 1, 2002;
                           (ii) the number of CRJ Model 200s for a period of 1 year measured from the last date that a CRJ Model 200 is added to the CRJ Subfleet; provided, however, that the Scheduled Delivery Date shall be used to measure the date each CRJ Model 200 is added to the CRJ Subfleet; (iii) the number of CRJ Model 700s and 900s for a period of 1 year measured from the last date that a CRJ Model 700 or 900 is added to the CRJ Subfleet; provided, however, that the Scheduled Delivery Date shall be used to measure the date such CRJ Model 700 or 900 is added to the CRJ Subfleet; and (iv) the Dash 8 Subfleet below 6 Aircraft.

                  2.2.5 Elimination of Beech 1900s and Dash 8s. Notwithstanding the provisions of Section 2.2.4, AWA, at any time during the Term after August 25, 2004, may require the Subfleet of Beech 1900s to be reduced to zero by providing Mesa with at least 180 days prior written notice of AWA's election to eliminate the Beech 1900s on or after such date (the "1900 Elimination Notice"). Notwithstanding the provisions of Section 2.2.4, AWA, at any time during the Term after August 25, 2006, may require Mesa to reduce the Subfleet of Dash 8s to zero by providing Mesa with at least 180 days' prior written notice of AWA's election to eliminate the Dash 8s on or after such date (the "Dash 8 Elimination Notice"). The 1900 Elimination Notice may be given at any time during the Term on or after February 27, 2004. The Dash 8 Elimination Notice may be given at any time during the Term on or after February 27, 2006.

                  2.2.6 Spares. Mesa shall have available at least 1 spare Aircraft available for Flight Services under this Agreement at any time there are 35 or more CRJ Aircraft and at least 2 spare Aircraft available for Flight Services under this Agreement at any time there are 65 or more CRJ Aircraft. AWA shall pay the Actual Costs, Guaranteed Non-Maintenance Costs (other than overhead) and Guaranteed Maintenance Costs actually incurred by or payable to Mesa for each spare Aircraft as provided in Section 7.

                  2.2.7 Transition Costs. As of the Contract Date, all of the CRJ Aircraft are 50 seat Aircraft. The Firm Aircraft and Option Aircraft include CRJ-700 and CRJ-900 seat configurations (the "New CRJ Types"). AWA shall reimburse Mesa for actual out-of-pocket costs and expenses incurred by Mesa in connection with the induction of the New CRJ Types into Flight Services for a period of 180 days after the induction of the first of each of the New CRJ Types, not to exceed [***] for each of the New CRJ Types

----------
*** Confidential Treatment Requested


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                           (the "Transition Reimbursement"). The Transition
                           Reimbursement shall be paid by AWA within 30 days after receipt of monthly written invoices together with commercially reasonable evidence of the costs actually incurred by Mesa.

         2.3 Other Services. In addition to the Flight Services, Mesa, subject to AWA's payment of costs pursuant to Section 7.1.8, shall provide the following services in connection with the Flight Services (the "Other Services"): (i) curb-side service, other than at AWA Service Locations (as defined below), in all locations where it is normal and customary or where another airline offers curbside check-in; (ii) check-in service with automated baggage tags and boarding pass printers in all locations, other than AWA Service Locations; (iii) ticketing and security services in accordance with the Federal Aviation Administration ("FAA") and AWA directives and guidelines, as may be issued from time to time, and any other directives or guidelines as Mesa and AWA may mutually approve, in all locations, other than the AWA Service Locations; (iv) Qik-Check service, to the extent used and supplied by AWA, at all gates used by Mesa; (v) transfer of all baggage for passengers connecting from Flights to AWA flights in a timely manner to ensure all baggage is placed on those connecting flights; and (vi) transportation of mail and other cargo (other than hazardous materials) on Flights, at the order of AWA, to the extent of available aircraft capacity. Mesa, at its expense, shall provide all facilities, machinery, equipment and inventory required to efficiently, timely and in a manner consistent with best airline industry practices provide the Other Services. Mesa shall require personnel providing the Other Services to comply with all rules, regulations and directives promulgated for all AWA operations from time to time.

                  Mesa may outsource the Other Services performed by Mesa at any station with the prior written consent of AWA, which consent shall not be unreasonably withheld or delayed. Mesa shall cause any subcontractor to which the Other Services are outsourced to comply with and perform all of the duties and obligations imposed on Mesa in this Agreement applicable to the Other Services that have been outsourced.

                  Notwithstanding the foregoing, AWA shall provide the services set forth in subsections (i) - (iii) above at Phoenix Sky Harbor International Airport, McCarron International Airport and any other airport that AWA designates with at least 90 days' prior written notice to Mesa (the "AWA Service Locations"). In the event AWA elects to convert any airport to an AWA Service Location, then AWA shall: (i) either assume Mesa's lease at the airport or reimburse Mesa for the actual out-of-pocket costs and expenses incurred by Mesa in terminating the lease, at AWA's election; (ii) reimburse Mesa for up to one week's compensation actually paid to airport employees that are not offered employment by AWA; and (iii) offer to purchase from Mesa or assume the lease of any equipment owned or leased by Mesa at the airport that may be used by AWA in AWA's operations and


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                  is in good condition and repair for a price equal to the fair market value of such equipment at the time of such offer.

         2.4 Personnel; Training. Mesa shall hire, engage, employ and maintain a sufficient number of competent, trained personnel and subcontractors, including, but not limited to pilots, flight attendants, ground crew, maintenance and cleaning personnel, baggage handling personnel and customer service personnel necessary to provide the Flight Services and Other Services as required by this Agreement. Subject to FAA approval, CRJ pilots shall be qualified to fly all models of CRJs providing Flight Services pursuant to this Agreement. CRJ pilots shall not be scheduled or dedicated to any particular model line of CRJs without the prior written consent of AWA. In addition, Mesa shall employ and maintain a commercially reasonable number of reserve pilots and flight attendants based in the Phoenix Metropolitan area based on the Flight Services to be provided pursuant to this Agreement. Mesa shall cause all Mesa personnel providing Flight Services or Other Services to wear uniforms approved by AWA and shall comply with all appearance guidelines required of all AWA personnel.

                  Mesa shall provide initial training, recurrent training and customer service training to personnel and subcontractors reasonably identified by AWA at programs approved by AWA. AWA shall provide applicable training materials. In the event AWA becomes a hazardous materials carrier, Mesa, at AWA's expense, shall conduct all hazardous materials training required by AWA or AWA's other code share partners.

         2.5 Service Quality and Level. All Flight Services and Other Services shall be provided by Mesa at a service quality and level of service equal to or greater than the service quality and level of service provided by AWA to the extent applicable to the type of Aircraft used to provide the Flight Services. All Aircraft shall be equipped with service amenities necessary to provide the service quality and level of service required by this Section. If AWA changes AWA's service requirements and as a result Mesa will be required to make any capital upgrades to any Aircraft, Mesa, in writing, shall advise AWA of the need for such upgrades together with the estimated cost to complete such upgrades (the "Upgrade Notice"). If, after receipt of the Upgrade Notice, AWA, in writing, elects to require Mesa to comply with such changes in service requirements, then AWA, within 30 days after receipt of a written notice, shall reimburse Mesa for the actual out-of-pocket capital costs incurred by Mesa in making such capital upgrades. If AWA does not approve the making of the capital upgrades, then Mesa shall not be required to meet the new AWA service requirements.

         2.6      Maintenance.

                  2.6.1 Obligation. Mesa, at its own cost and expense, shall be responsible for the service, repair, maintenance, overhauling and testing of each Aircraft: (i) in compliance with the maintenance program for each Aircraft as approved by the FAA and pursuant to all applicable aircraft maintenance


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                           manuals applicable to each Aircraft; (ii) so as to
                           keep each Aircraft in good and safe operating condition; and (iii) so as to keep the Aircraft in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing. Mesa shall retain full authority and control over the service, repair, maintenance, overhauling and testing of each Aircraft. AWA shall have no obligations or duties with respect to the service, repair, maintenance, overhauling or testing of any Aircraft.

                  2.6.2 Ground Equipment. Mesa, at its sole cost and expense, shall service, repair, maintain and clean (or cause to be serviced, repaired, maintained or cleaned) all ground equipment and facilities in accordance with AWA guidelines, provided by AWA to Mesa, for cleaning, maintenance and appearance.

                  2.6.3 Location. Mesa shall maintain three maintenance bases, currently located in Fresno, California for CRJs, Grand Junction, Colorado for Dash 8s, and Farmington, New Mexico for Beech 1900s. Each Schedule prepared by AWA shall provide for not less than 20% of the Dash 8s and CRJs and 1 of the Beech 1900s to remain overnight at the applicable maintenance base each night. AWA acknowledges that a separate maintenance base shall be maintained by Mesa for each CRJ Subfleet. One Aircraft shall remain overnight for 10 hours and the remainder for at least 8 hours. Mesa shall not relocate any maintenance base, without the prior written consent of AWA, which consent may be withheld if the new location fails to meet AWA's maintenance base requirements. Each CRJ maintenance base shall be staffed and equipped to maintain a fleet of up to 25 Aircraft. Mesa shall add maintenance bases as necessary to provide the Flight Services and Other Services at locations which meet AWA's maintenance base requirements and are approved by AWA. AWA, by providing Mesa with at least 180 days' prior written notice, may require Mesa to close any maintenance base. Upon Mesa assigning to AWA all of its right, title and interest in the lease of the maintenance base that is closed (together with any required landlord consent), AWA shall reimburse Mesa for all actual out-of-pocket costs and expenses incurred by Mesa in closing such maintenance bases.

         2.7 Emergency Operations. Mesa and AWA shall coordinate to develop a plan that complies with applicable Regulations (as defined below) to be implemented in the event of any incident involving personal injury or death to a passenger or crew member on a Flight. The emergency response teams of AWA and Mesa shall coordinate their efforts and shall cooperate fully in response to such emergency.

         2.8      Fleet Configuration, Cleanliness and Appearance.

                  2.8.1 Configuration. All Dash 8 and Beech 1900 Aircraft in the Fleet on the Contract Date and Dash 8 and Beech 1900 Aircraft added to the Fleet shall have a passenger seating configuration and seating capacity as provided on


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                           the Aircraft in the Fleet on the Contract Date. Each
                           CRJ in the Fleet on the Contract Date shall retain the seating configuration and capacity as exists on the Contract Date. Each CRJ added to the Fleet pursuant to Section 2.2 shall have the seating configuration and capacity as provided for such Aircraft on Exhibit A. AWA, at AWA's cost and expense, may require Mesa to reconfigure or change the seating capacity of an Aircraft. All such requested changes shall be implemented within 180 days after Mesa's receipt of written request from AWA.

                  2.8.2 Cleanliness. Mesa, at its sole cost and expense, shall cause all Aircraft to be cleaned and maintained in an appearance in accordance with cleaning standards, requirements and guidelines promulgated by AWA from time to time and provided to Mesa in writing.

         2.9 Post-Departure Procedures. Mesa shall perform airport post-departure procedures (as defined in AWA's Customer Service Manual) and be responsible for securing and controlling all the contents in the ticket lift envelopes. All ticket lift envelopes should be forwarded and co-mailed to ELP/NPC within 24 hours after flight operations. Mesa shall be liable for losses to AWA as a result of the loss, misuse, theft or forgery of AWA passenger tickets (including lifted flight coupons and auditor's coupons for sold tickets) in Mesa's possession or control or the associated cash receipts. If actual documented losses to AWA resulting from erroneous or fraudulent system transactions due to Mesa's or its employees' failure to adhere to AWA policies and procedures exceed the actual documented losses incurred by AWA from erroneous or fraudulent system transactions, calculated monthly on a rate per passenger per month basis for each airline (the "Excess Losses"), then Mesa, within 10 days after receipt of written demand together with the calculation of Excess Losses, shall pay to AWA an amount equal to the Excess Losses times the number of passengers flown on Flights during the applicable calendar month.

         2.10 Other Aircraft Handling and Ground Services. Mesa, at AWA's request, shall provide the Other Services and aircraft ground handling services for flights and aircraft operated by AWA and its code share partners at stations at which Mesa provides the Other Services pursuant to Section 2.3. The costs and expenses of providing such Other Services and aircraft ground handling shall be charged to the airline (other than AWA) at market rates and in the case of AWA at actual out-of-pocket cost to Mesa plus 8%.

         2.11 Airport Slots. Upon each written request by AWA to Mesa, Mesa or the Affiliated Service Providers, as applicable, shall transfer the rights to airport slots operated by Mesa and used for America West Express service at New York LaGuardia (LGA), Chicago O'Hare (ORD), Ronald Reagan Washington National (DCA) and any other slot controlled airports to any carrier(s) designated by AWA; provided, however, that Mesa or the Affiliated Service Providers, as applicable, shall not be required to transfer any slots at slot controlled airports


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
                  acquired by Mesa or the Affiliated Service Providers, as applicable, and used for flights other than Flights pursuant to this Agreement. Upon receiving such request from AWA, Mesa shall prepare and process, within thirty (30) days, all documentation necessary to execute the transfer of the airport slots requested by AWA in its notice.

         2.12 MAPPER System. AWA and Mesa, at AWA's cost and expense, shall use commercially reasonable efforts to install AWA's internal MAPPER System ("MAPPER System") at all airport stations to and from which Flight Services are provided by September 1, 2001. AWA, at AWA's cost and expense, shall train Mesa personnel on the use of the MAPPER System. The MAPPER System shall be installed in all new stations when such stations are activated. Mesa shall cause its employees and subcontractors to input all flight and other operational and passenger data and information that the MAPPER System is capable of receiving as soon as such data and information is available. All operational statistics for each Flight shall be input into the MAPPER System within 1 hour after each departure. Commencing on the 90th day after the MAPPER System is installed at a station, if Mesa fails to input any information or data into the MAPPER System, then Mesa, within 10 days after receipt of written demand, shall pay to AWA an amount equal to $100.00 for each entry not made. Mesa shall not be required to pay a penalty for any data not entered into the MAPPER System as a result of a system failure. Absent manifest error, MAPPER System data, information and records shall be the controlling data, information and records for all statistics used for purposes of calculation of penalties, payments and bonuses under this Agreement. No penalty for failure to input data shall be assessed more than 180 days after the date the data was to be entered.

3.    Rights, Responsibilities and Obligations of AWA.

         3.1      Flight Management Items. AWA, in its sole discretion, shall:
                  (i) designate from time to time, pursuant to each Schedule Notice, the routes on and destinations to which Mesa is to provide the Flight Services and the times of departure for the Flights; (ii) set the fares to be paid for such Flights by the passengers; and (iii) be responsible for the passenger booking, yield management and overbooking of Flights, limited only by the Fleet required to be maintained by Mesa pursuant to this Agreement.

         3.2 Marketing/Revenue. AWA, in its sole discretion and at its sole cost, shall market, advertise and sell tickets on all Flights. AWA shall provide all reservation services for the Flight Services and shall pay all ticketing and advertising expenses, credit card charges, travel agent commissions and CRS fees applicable to such services. AWA shall be entitled to retain, and Mesa shall pay to AWA, all revenue and income generated by the Flight Services. Mesa shall provide to AWA all tickets and other revenue documentation collected or lifted by Mesa. Mesa, on a daily basis, shall remit to AWA any revenue collected by Mesa in connection with the Flight Services and Other Services into bank accounts established by AWA. Mesa shall be responsible for any revenue shortfall not remitted to AWA and shall pay such shortfall within 10 days after receipt of written demand from AWA which demand shall document the shortfall in reasonable detail. AWA shall process Mesa lifted passenger lift documents using standard industry pricing procedures. Mesa agrees to cooperate with AWA on any special pricing or reporting requirements. Mesa shall supply AWA with specific traffic reporting requirements.

         3.3      Airport Services. AWA, at its sole cost and expense, shall:
                  (i) provide curb-side service, check-in service, ticketing and security services at AWA Service Locations for all Flights;
                  (ii) transfer all baggage for passengers connecting from AWA flights to Flights in a timely manner to ensure all baggage is placed on those connecting Flights; and (iii) provide such other ground services selected by AWA at locations selected by AWA in writing to Mesa. To the extent Other Services are provided by AWA, the costs of such services shall not be included in the Actual Costs or Guaranteed Non-Maintenance Costs. AWA shall pay the rent for the terminal and gates at Sky Harbor Airport.

         3.4 Other Code Share Partners. AWA shall have the right to enter into code share, joint marketing, charter or other alliance-type agreements with any other flight service commuter operator to provide flight services to any destinations or for any routes. AWA may permit any of AWA's other code share partners to place their code on any Flight. AWA or its code share partners shall pay all costs and expenses incurred by Mesa in placing such other code on such Flights.

         3.5 Charters. AWA, at its sole discretion, may market charter flights on the Aircraft. Mesa shall operate such charter flights provided flight crews and Aircraft are available and not otherwise subject or committed to maintenance requirements. Mesa is required to operate the charters in a manner consistent with the terms of this Agreement. In respect of any charter flight, AWA and Mesa, in good faith, shall negotiate the costs and expenses to be paid by AWA for such services. Mesa, upon 90 days' prior written notice to AWA, may use any Aircraft for company business; provided, however, that no such trips may disrupt scheduled Flights. If such trips disrupt scheduled Flights, Mesa, within 10 days after receipt of written demand, shall pay to AWA an amount equal to [***] times the number of Flights disrupted (the "Disruption Fee"). If the Disruption Fee is not paid timely, then AWA may offset the Disruption Fee against the next amounts due by AWA to Mesa.

         3.6 Executive Travel. AWA shall provide Mesa with travel cards for the five top executives of Mesa for business travel and personal travel on AWA flights on the same terms and conditions as provided to AWA officers. Mesa is not permitted to offer barter travel on AWA flights or Flights in exchange for goods or services. In the event of any breach of the terms of this Section, Mesa, within 10 days after

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                  receipt of written request, shall pay to AWA the full coach fare for the flight(s) taken in violation of the terms of this Section.

4.    Compliance with Regulations.

         4.1 Regulations. Mesa shall perform its obligations and duties under this Agreement, including, without limitation, all Flight Services and Other Services in full compliance with any and all applicable laws, ordinances, codes, statutes, orders, directives, mandates, requirements, rules and regulations, whether now in effect or hereafter adopted or promulgated, of all governmental agencies having jurisdiction over Mesa's operations, including but not limited to the FAA and the DOT (collectively, "Regulations").

         4.2 Flight Operations. Mesa shall be responsible for the operation of each Aircraft and the safe performance of the Flights in accordance with the Regulations and airline industry standard practice and shall retain full authority, operational control and possession of the Aircraft to do so. Mesa, its agents or employees, for the purpose of the safe performance of the Flights, shall have absolute discretion in and shall have sole responsibility for all matters concerning the preparation of each Aircraft for its Flights, and all other matters relating to the technical operation of the Aircraft. Mesa, insofar as such relates to the safe operation of a Flight, shall have sole and absolute discretion as to the load carried and its distribution and as to the decision whether such Flight shall be taken. Mesa shall be solely responsible for and AWA shall have no obligations or duties with respect to the dispatch of all Flights.

         4.3 Registration. All Aircraft shall remain registered in the United States of America in accordance with the Regulations.

         4.4 Disclosure. Mesa, upon 2 business days' prior written request, shall provide AWA the opportunity to review all operating specifications, operational regulations, manuals and calculations with respect to all Aircraft and flight statistics with respect to all Flights at Mesa's corporate or other relevant offices where such records are located.

         4.5 Review/Audit. AWA or its independent accountants, upon 2 business days' prior written notice, may review, at Mesa's corporate office, airport ticket offices and other relevant offices, all records, books, logs, files, documentation and information maintained by Mesa, or any of its maintenance or service contracts, in connection with Flight operation, safety and regulatory compliance, employee training, Flight dispatch, Aircraft use, operation, maintenance and repair, Flight incidents and governmental orders, mandates and requirements. AWA, to the extent AWA deems necessary, may make unannounced visits and inspections at airport ticket offices and stations to insure Mesa's and its employees', agents' and contractors' compliance with the terms and conditions of this Agreement.


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
         4.6 Reporting. This Agreement shall be treated as a code share for DOT reporting requirements. AWA shall provide Mesa with such information necessary for Mesa to make the DOT reports and disclosures.

5.    Operational Performance Criteria, Incentives and Penalties.

         5.1 DOT Complaint Rate Criteria. Mesa shall not permit its annual DOT Complaint Rate (defined below) for Flight Services to exceed the annual DOT Complaint Rate of AWA. The "DOT Complaint Rate" is defined as the number of consumer complaints received by the DOT for a given calendar year expressed in terms of the number of complaints per 100,000 passengers flown during that calendar year by Mesa and AWA; provided, however, that the DOT Complaint Rate shall exclude consumer complaints relating solely to (i) overbooking; (ii) fares; (iii) Aircraft size or suitability; (iv) schedule; and
                  (v) food service. For purposes of this Agreement, "AWA's DOT Complaint Rate" shall mean AWA's actual DOT Complaint Rate multiplied by 1.05. DOT complaints made against AWA for America West Express service shall be allocated to Mesa for the purpose of calculating Mesa's and AWA's DOT Complaint Rates. If Mesa's DOT Complaint Rate exceeds AWA's DOT Complaint Rate in any calendar year during the Term of this Agreement, Mesa, within 10 days after receipt of written demand from AWA, shall pay to AWA a penalty equal to [***] multiplied by the amount by which Mesa's DOT Complaint Rate exceeds AWA's DOT Complaint Rate. For example, if AWA's DOT Complaint Rate for a given year is [***] per 100,000 passengers and Mesa's is [***] per 100,000 passengers, Mesa would pay AWA the product of [***] x [***]. On each anniversary date of the Contract Date, the penalty payment amount shall be increased by the increase in the CPI, as determined in accordance with Section 7.4.

         5.2 Mishandled Baggage Rate Criteria. Commencing January 1, 2002, Mesa shall not permit its monthly MBR (defined below) for Flight Services to exceed the monthly MBR of AWA. The "MBR" is defined as the number of lost baggage claims entered into the world tracer system for a given month expressed in the terms of the number of entries per 1,000 bags handled during that calendar month by Mesa and AWA. Mesa shall enter all lost baggage claims into the world tracer system within 2 hours after the lost baggage claim is made by a passenger. If Mesa's MBR exceeds AWA's MBR by [***] or more any calendar month during the Term of this Agreement, Mesa, within 10 days after receipt of written demand from AWA, shall pay to AWA a penalty equal to [***]. If Mesa's MBR exceeds AWA's MBR for three consecutive calendar months, Mesa, within 10 days after receipt of written demand, shall pay to AWA an additional penalty of [***] for such three-month period and for each consecutive month thereafter that Mesa's MBR exceeds AWA's MBR, the penalty shall be [***] per month. On each anniversary date of the Contract Date, the penalty payment amount shall be

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                  increased by the increase in the CPI, as determined in
                  accordance with Section 7.4.

         5.3 On Time Performance Rate Criteria. Mesa shall not permit Mesa's OTP Rate (as defined below) for any Six Month Period (as defined below) to fall below: (i) [***] percentage points above AWA's OTP Rate for Schedules operated by Mesa out of the Phoenix Sky Harbor International hub; and (ii) [***] percentage points below the Industry's OTP Rate (as defined below) for Schedules operated out of the Columbus, Ohio hub (the "OTP Rate Threshold"). The Phoenix Sky Harbor International hub and Columbus hub are each referred to as a "Hub." The "OTP Rate" is defined as the percentage determined by dividing the number of flight segments not Delayed (as defined below) by the total number of flight segments during the applicable Six Month Period. The "Industry's OTP Rate" shall be the industry standard rate for flights in and out of the Columbus, Ohio airport, calculated in accordance with the methodology set forth on Exhibit F, attached hereto. For purposes of this Agreement, "Delayed" means a flight segment that does not arrive at the destination within 15 minutes after the scheduled arrival time. All Flights will be included for calculating the OTP Rate. A canceled flight (except ones cancelled because of no passengers and the reasons set out in
                  Section 5.4(v)) is a Delayed flight. To the extent that Mesa's OTP Rate for either Hub Schedule falls below the applicable OTP Rate Threshold for any Six Month Period, Mesa, within 10 days after receipt of written demand, shall pay to AWA the OTP Penalty Amount (as defined below) for each percentage point, or portion thereof, by which Mesa's OTP Rate for either Hub Schedule falls below the OTP Rate Threshold for such Six Month Period. The "OTP Penalty Amount" for each Hub is an amount equal to [***] times a fraction, the numerator of which is the daily average of Aircraft providing Flight Services to and from the Hub during the applicable Six Month Period and the denominator of which is the daily average of all Aircraft providing Flight Services during the applicable Six Month Period. On each anniversary date of the Contract Date the dollar amounts used for calculating the OTP Penalty Amount shall be increased by the increase in the CPI, as determined in accordance with Section 7.4. AWA, within 10 days after receipt of written demand, shall pay to Mesa [***] for each percentage point, or portion thereof, by which Mesa's OTP Rate system wide exceeds [***] for any Calendar Quarter. On each anniversary date of the Contract Date, the bonus amount shall be increased by the increase in CPI, as determined in accordance with Section 7.4. "Six Month Period" means each January 1 - June 30 and July 1 - December 31 and "Calendar Quarter" means each 3 calendar month period commencing January 1 of each year.

         5.4 Flight Completion Factor. Mesa shall not permit its FCF (defined below) for any Calendar Quarter to fall below: (i) [***] for Schedules operated out of the Phoenix Sky Harbor International Airport Hub; and (ii) [***] for Schedules operated out of the Columbus, Ohio Hub (each, an "FCF Threshold"). "FCF" is

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
                  defined as the percentage of published, scheduled Flights completed for a Calendar Quarter. Flights not completed due to: (i) weather; (ii) cancellation or overflight because of no passengers; (iii) air traffic control cancellations; (iv) cancellations resulting from an emergency airworthiness directive from the FAA affecting all aircraft similarly equipped to the Aircraft in any Subfleet (not just those owned or operated by Mesa); or (v) cancellations resulting from the sole acts or omissions of AWA or its employees, including, without limitation, damage to an Aircraft, will not be included in either the numerator or denominator for calculating the FCF. Mesa, within 10 days after receipt of written demand, shall pay to AWA the FCF Penalty Amount for each tenth of a percentage point, or portion thereof, by which Mesa's FCF for either Hub Schedule falls below the applicable FCF Threshold. The "FCF Penalty Amount" for each Hub is an amount equal to [***] times a fraction, the numerator of which is the daily average of Aircraft providing Flight Services to and from the Hub during the Calendar Quarter and the denominator of which is the daily average of all Aircraft providing Flight Services under this Agreement during the Calendar Quarter. On each anniversary date of the Contract Date the dollar amount used for calculating the FCF Penalty Amount shall be increased by the increase in the CPI, as determined in accordance with Section 7.4. AWA, within 10 days after receipt of written demand, shall pay to Mesa [***] for each tenth of a percentage point by which Mesa's FCF system wide exceeds [***] in any Calendar Quarter. On each anniversary date of the Contract Date, the bonus amount shall be increased by the increase in CPI, as determined in accordance with Section 7.4.

         5.5 Records. Within 5 days after the end of each calendar month Mesa shall provide to AWA statements certified by Mesa's chief financial officer as to Mesa's OTP Rate and FCF for the prior calendar month and, as applicable, the prior Calendar Quarter and Six Month Period, together with such supporting documentation and information as AWA may request. AWA or its designee, upon 2 business days' prior written notice, may review, at Mesa's corporate or other relevant offices, all records and files maintained by Mesa in connection with on-time performance and flight completions. If AWA's or its designee's review of the records or files reveals that Mesa has under or overstated, as applicable, Mesa's OTP Rate or FCF, then Mesa, upon demand, shall pay all sums due based on the accurate calculations, the actual out-of-pocket costs and expenses of AWA in completing such review and the applicable penalties payable based on such new calculation. If such under or overstatement is willful or intentional, then Mesa, within 10 days after receipt of written demand, shall pay to AWA an amount equal to [***] per occurrence.

         5.6 Limitation on Applicability of Standards, Criteria, Incentives, and Penalties. AWA acknowledges that Mesa and the Affiliated Service Providers operate flights and provide flight services and other services under their own names and/or under names or service marks other than America West Express using

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                  aircraft that are not included in the Fleet and that are not subject to this Agreement. Notwithstanding any other term, condition or provision hereof to the contrary, the standards, criteria, incentives and penalties set forth above in this
                  Section 5 apply only to Flight Services, Flights and Other Services performed by Mesa and the Affiliated Service Providers hereunder operating as America West Express and not to any other flights, flight services or other services performed by Mesa and the Affiliated Service Providers under their own names or under a name or service mark other than America West Express. Thus, in calculating Mesa's DOT Complaint Rate, the MBR, the OTP Rate, the FCF, and all incentives and penalties set forth above, only Flight Services and Other Services performed by Mesa and the Affiliated Service Providers under the service mark America West Express shall be taken into account in calculating such rates and assessing such incentives and penalties.

6. Irregular Operations. The misconnect and denied boarding benefits provided by Mesa to passengers (each, a "Misconnect Benefit Package") shall be similar in amount and scope to those offered by AWA in similar circumstances and geographic areas (the "AWA Standards"). AWA shall not be required to reimburse Mesa for any Misconnect Benefit Package which is in excess of the AWA Standards.

7. Payment of Fees/Revenue Sharing. Commencing on the Effective Date and retroactive to the Contract Date, Mesa and AWA hereby agree to pay the following sums as consideration for this Agreement and the provision of the Flight Services and Other Services provided for herein:

         7.1 Mesa Actual Costs. AWA, in accordance with Section 7.5, shall reimburse to Mesa the following actual costs and expenses actually paid by Mesa in connection with performing the Flight Services and Other Services ("Actual Costs"):

                  7.1.1 Hull insurance premiums and commissions paid by Mesa for each Aircraft for the prior calendar month. Insurance shall be allocated and paid by AWA on a monthly basis equally over the applicable premium period for which the insurance is paid. Insurance shall be prorated by Mesa in any premium period during which an Aircraft is added or deleted from this Agreement. If the monthly insurance payments made by AWA are less than the actual premiums paid by Mesa, then AWA shall pay such excess in the month Mesa pays the insurance premiums. If the monthly payments made by AWA exceed the actual insurance premiums, then AWA shall be entitled to a credit against the next payment of the Actual Costs in an amount equal to such overpayment. Mesa, within 10 days after receipt, shall provide AWA with copies of all premium notices received for insurance premiums.

                  7.1.2 Liability insurance premiums and commissions paid by Mesa for the Flight Services on a revenue passenger mile basis. Insurance shall be allocated and paid on a monthly basis equally over the applicable premium


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
                           period for which the insurance is paid. Insurance shall be prorated by Mesa in any premium period during which this Agreement commences, terminates or expires. If the monthly insurance payments made by AWA are less than the actual premiums paid by Mesa, then AWA shall pay such excess in the month Mesa pays the insurance premiums. If the monthly payments made by AWA exceed the actual insurance premiums, then AWA shall be entitled to a credit against the next payment of the Actual Costs in an amount equal to such overpayment. Mesa, within 10 days after receipt, shall provide AWA with copies of all premium notices received for insurance premiums.

                  7.1.3 Property taxes paid by Mesa for each Aircraft or the Fleet. Property taxes shall be allocated and paid on a monthly basis equally over the applicable tax period for which the property taxes are assessed and paid. If an Aircraft is added to the Fleet after property taxes are assessed for a tax period and Mesa does not owe taxes for such Aircraft for such tax period, then AWA shall not pay property taxes on the Aircraft for such tax period. AWA shall pay the full year property taxes for the year in which an Aircraft is deleted from the Fleet in the manner provided herein if such Aircraft is not placed in revenue service outside this Agreement (in which case such taxes shall be prorated). If the monthly tax payments made by AWA are less than the actual property taxes assessed and paid by Mesa, then AWA shall pay such excess in the month Mesa pays the property taxes. If the monthly payments made by AWA exceed the actual property taxes assessed, then AWA shall be entitled to a credit against the next payment of Actual Costs in an amount equal to such overpayment. Mesa, within 10 days after receipt, shall provide AWA with copies of all tax notices received for property taxes assessed against any portion of the Fleet.

                  7.1.4 De-Icing expenses paid by Mesa for each Aircraft for the prior calendar month.

                  7.1.5 Fuel costs paid by Mesa during the prior calendar month, calculated as gallons of fuel burned per hour. If in any calendar month Mesa's estimated fuel costs exceed the Actual Costs for fuel for such calendar month by more than 3%, then thereafter, for the purpose of calculating Estimated Costs pursuant to
                           Section 7.5 below, Mesa shall use AWA's fuel forecast for the fuel costs.

                  7.1.6 Landing fees calculated per Flight departure incurred during the prior calendar month.

                  7.1.7 Security outside AWA Service Locations calculated per America West Express passenger.


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
                  7.1.8 Passenger and ground handling costs incurred at stations maintained by Mesa more particularly described on Exhibit B ("Station Costs"), not to exceed in each calendar year the amount set forth in the budget for each calendar year (the "Station Budget"); provided, however, that if AWA changes a Schedule and such change in the Schedule directly results in any Station Costs exceeding the amount set forth in the Station Budget, then Station Costs shall include such costs in excess of the Station Budget to the extent directly attributable to the Schedule change. The Station Budget for each calendar year, together with such backup information requested by AWA, shall be prepared and provided to AWA by Mesa on or before October 1 of the prior calendar year. The Station Budget shall be based on Mesa's commercially reasonable estimate of the actual costs that are to be incurred during the next calendar year. If AWA does not approve the Station Budget for any station, then AWA may convert such station to an AWA Service Location pursuant to Section 2.3.

                  Mesa shall not enter into any contract with an affiliate to provide the services or materials for which AWA pays the Actual Costs unless such contract is on commercially reasonable terms substantially similar to those available in the market place for arms-length transactions with third parties. In the event any of the services or materials for which AWA pays the Actual Costs are purchased for the Flight Services and Other Services provided by this Agreement and for other services provided by Mesa and its affiliates, then the costs of such services and materials shall be equitably allocated to Actual Costs payable by AWA such that AWA only pays for the portion of such costs attributable to the Flight Services or Other Services provided by this Agreement. Mesa shall use commercially reasonable efforts to operate the Flight Services and Other Services in an efficient and cost effective manner to minimize the Actual Costs payable by AWA while maintaining the quality and quantity of services required by this Agreement. Mesa shall take all commercially reasonable actions to minimize the taxes imposed on the Fleet. If requested by AWA, in writing, AWA on behalf of Mesa may pursue any tax protest or contest for property taxes imposed on the Fleet or any Aircraft in the Fleet in the manner prescribed by applicable law. An "affiliate" of Mesa means any person or entity controlling, controlled by or under common control with Mesa.

         7.2 Mesa Guaranteed Costs. AWA, in accordance with Section 7.5, shall pay to Mesa:

                  (a) the lesser of: (i) the actual costs and expenses associated with certain of the Flight Services and Other Services (the "Guaranteed Non-Maintenance Costs") set forth in the cost and expense categories set forth in Exhibit C, attached hereto (the "Guaranteed Non-Maintenance Costs Schedule"), or (ii) the amounts set forth in the Guaranteed Non-Maintenance Costs Schedule for each cost and expense category set forth in Exhibit C, attached hereto (the "Guaranteed Non-Maintenance Costs Caps"); and


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                  (b)      an amount for maintenance costs and expenses equal to
                           the amounts set forth on Exhibit D (the "Guaranteed Maintenance Costs").

                  The Guaranteed Non-Maintenance Costs Caps and Guaranteed Maintenance Costs shall be adjusted on each anniversary of the Contract Date in accordance with Section 7.4 below. If the Term of this Agreement commences or expires or an Aircraft is added or eliminated from the Fleet on other than the first or last day of a calendar month, then the Guaranteed Non-Maintenance Costs and Guaranteed Maintenance Costs payable by AWA under this Agreement or for such Aircraft shall be prorated based on the actual number of days this Agreement is in effect or the Aircraft is in the Fleet during such month and the actual number of days in such month. Payment of Guaranteed Non-Maintenance Costs and Guaranteed Maintenance Costs for an Aircraft shall commence on the Aircraft Scheduled Delivery Date unless the Aircraft is delivered late in which case payment will begin on the actual delivery date. If an Aircraft, at AWA's written request, is placed into Flight Services prior to the Scheduled Delivery Date, then payment of the Guaranteed Non-Maintenance Costs and Guaranteed Maintenance Costs for such Aircraft shall commence on the date requested by AWA.

         7.3 Contract Negotiation. AWA may assist Mesa in the negotiation of contracts for the provision of materials or services subject to the Actual Costs, Guaranteed Non-Maintenance Costs and Guaranteed Maintenance Costs provided Mesa is not subject to an existing contract for such services or materials.

         7.4      Guaranteed Costs Adjustment.

                  7.4.1 CPI Adjustment. For the purposes of calculating CPI increases in Guaranteed Non-Maintenance Costs Caps, increases in the Guaranteed Maintenance Costs, increases in bonuses or penalties pursuant to Section 5 or increases in the base EAS Subsidies pursuant to
                           Section 7.7 the following definitions and formulas shall be applied:

                           (a) Definition. "CPI" shall mean the Consumer Price Index, U.S. City Average, Urban Wage Earners and Clerical Workers, All Items (base index year 1982-84 = 100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the manner in which the Consumer Price Index as determined by the Bureau of Labor Statistics shall be substantially revised, including, without limitation, a change in the base index year, an adjustment shall be made by the parties in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if such Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is not readily available to enable the parties to make the adjustment referred to in this Section, then the parties shall mutually agree to substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

                           (b) Adjustment Formula. On each anniversary of the Contract Date (each an "Adjustment Date"), to determine the amount of adjustment or increase based on CPI, the applicable Guaranteed Non-Maintenance Costs Caps, the Guaranteed Maintenance Costs, bonuses or penalties and EAS Subsidies, as applicable, in effect for the prior year, shall be adjusted by multiplying the Guaranteed Non-Maintenance Costs Caps on the Guaranteed Non-Maintenance Costs Schedule, the Guaranteed Maintenance Costs, bonuses or penalties and EAS Subsidies, as applicable, in effect for the prior year, by a fraction, the numerator which shall be the CPI for the third full calendar month immediately preceding the Adjustment Date, and the denominator of which shall be the CPI for the same calendar month in the immediately preceding calendar year (the "Adjustment").

                  7.4.2 Governmental Requirements. If any governmental rule, order, regulation or requirement affecting: (i) all aircraft similarly equipped as the Aircraft in any Subfleet (not just those owned by Mesa); or (ii) all airlines flying similar equipment as the Aircraft (not just Mesa), results in an increase in any of the Guaranteed Non-Maintenance Costs or Guaranteed Maintenance Costs such that the actual Guaranteed Non-Maintenance Costs or Guaranteed Maintenance Costs will exceed the then applicable Guaranteed Non-Maintenance Costs Cap or amounts set forth on Exhibit D for the Guaranteed Maintenance Costs, then the applicable Guaranteed Non-Maintenance Costs Cap or Guaranteed Maintenance Costs shall be increased by such amount, as of the effective date of such governmental regulation, rule, order or requirement.

                  7.4.3 Amendment. Mesa and AWA shall execute an amendment to Exhibit C and Exhibit D within 10 days after each adjustment occurs pursuant to this Section 7.4. The failure to execute such an amendment shall not affect the effectiveness of any adjustment or the bases for any subsequent adjustment. Each adjusted Guaranteed Non-Maintenance Costs Cap and Guaranteed Maintenance Costs shall be effective until the next adjustment of such Guaranteed Non-Maintenance Costs Cap and Guaranteed Maintenance Costs pursuant to this Section 7.4.

                  7.4.4 Guaranteed Maintenance Costs Reconciliation. Within 180 days after the expiration or termination of this Agreement, AWA, by written notice to Mesa, may review and audit Mesa's records and files relevant to the actual maintenance costs paid by Mesa in the categories set forth on Exhibit D. If AWA's review of the records and files reveals that the actual maintenance costs paid by Mesa during the term of this Agreement was less than the sum of all the Guaranteed Maintenance Costs paid by AWA during the term of this Agreement (the "Excess Maintenance Payments"), then Mesa, within 30 days after receipt of written demand, shall pay to AWA an amount equal to the Excess Maintenance Payments. The terms and conditions of this Section shall survive the termination or expiration of this Agreement. Mesa shall maintain and retain all maintenance cost and expense records and files for the entire Term of this Agreement and for at least one year after the expiration or termination of this Agreement.

         7.5      Payment of Actual and Guaranteed Non-Maintenance Costs.

                  7.5.1 Estimates. AWA shall pay to Mesa the estimated Actual Costs, Guaranteed Non-Maintenance Costs (using the Guaranteed Maintenance Costs Caps) and Guaranteed Maintenance Costs for each calendar month based on a 98% FCF (the "Estimated Costs") as follows: By the 20th day of each calendar month, Mesa shall provide AWA with a good faith statement of the Estimated Costs for the following calendar month. On or before the 7th, 14th, 21st and 28th day of each calendar month (or next business day thereafter if any such dates is other than a business day), AWA shall pay 25% of the Estimated Costs for such calendar month.

                  7.5.2 Monthly Reconciliation. On or before the 120th day after the last day of each calendar month, Mesa shall submit to AWA a statement of the actual Guaranteed Non-Maintenance Costs (using for each monthly statement the applicable Guaranteed Non-Maintenance Costs Caps), the Guaranteed Maintenance Costs and Actual Costs incurred by Mesa (the "Incurred Costs") and payable by AWA for such calendar month (the "Incurred Costs Statement"). If the Estimated Costs paid by AWA in any calendar month exceed the Incurred Costs in any calendar month, then Mesa, together with the Incurred Costs Statement for such calendar month, shall reimburse AWA the amount by which the Estimated Costs paid by AWA exceeded the Incurred Costs. If the Incurred Costs in any calendar month exceed the Estimated Costs paid by AWA in any calendar month, then AWA, subject to the rights and procedures set forth in Section 7.8, within 45 days after receipt of the Incurred Costs Statement, shall reimburse and pay to Mesa the amount by which the Incurred Costs exceed the Estimated Costs paid by AWA for the subject calendar month.

                  7.5.3 Annual Reconciliation. At any time within 120 days after the expiration of each Contract Year (as defined below), AWA, upon 2 Business Days prior written notice to Mesa, may review and audit, or cause its independent accountants to review and audit, all records and files (including computer databases) maintained by Mesa and relevant to the calculation of the actual Guaranteed Non-Maintenance Costs incurred by Mesa during the prior Contract Year (the "GNMC Audit"). If the GNMC Audit reveals that the actual Guaranteed Non-Maintenance Costs actually paid by Mesa during the prior Contract Year was less than the sum of all the Guaranteed Non-Maintenance Costs Caps paid by AWA during such Contract Year (the "Excess Non-Maintenance Payments"), then Mesa, within 30 days after receipt of written demand from AWA, shall pay AWA an amount equal to the Excess Non-Maintenance Payment. If Mesa does not pay the Excess Non-Maintenance Payments to AWA timely, then AWA shall have the setoff rights contained in Section
                           7.9 below. For the purposes of this section, "Contract Year" means each one year period commencing on April 1 of each calendar year and expiring on March 31 of the next calendar year. For the purposes of the first "Contract Year", the year shall commence on the Contract Date and expire on March 31, 2002. For purposes of the last Contract Year, the Contract Year shall commence on April 1 and expire on the Expiration Date. For the purpose of determining the actual Guaranteed Non-Maintenance Costs incurred in providing the Flight Services and Other Services, Guaranteed Non-Maintenance Costs subject to allocation to the Flight Services and Other Services shall be allocated to this Agreement by Mesa using the same methodology used by Mesa in establishing the Guaranteed Non-Maintenance Costs Caps.

                  7.5.4 Finality. The Incurred Costs Statement issued by Mesa shall include all and be the final statement for the Guaranteed Non-Maintenance Costs and Actual Costs payable by AWA for the period covered by each Incurred Costs Statement. AWA shall not be obligated to pay any Guaranteed Non-Maintenance Costs or Actual Costs for a period that are not included in the applicable Incurred Costs Statement when initially issued by Mesa to AWA.

         7.6 Revenue Sharing. Commencing in the first calendar month after the month in which the Effective Date occurs, AWA shall pay to Mesa, by the 20th day of each calendar month, an amount equal to the product obtained by multiplying the Segment Revenue Percentage by the Segment Revenue generated during the prior calendar month. For purposes of this Agreement, the following terms have the following definitions:

                  "Segment Revenue" means the portion of the total fares paid by passengers allocated to the Flights flown by Mesa or the Affiliated Service Providers pursuant to this Agreement, less all taxes, assessments, airport charges and other governmental and quasi-governmental charges included in the fares. For calculating Segment Revenue, the portion of the revenue attributed to the Mesa Flight segment shall be determined in accordance with Straight Prorate Rule 11B of the Passenger Tariff Manual produced by the Airline Tariff Publishing Company.

                  "Segment Revenue Percentage" means the following percentages based on the type of Aircraft used to fly the Flight which creates the Segment Revenue allocable to Mesa Flight segment:

                     Aircraft                       Segment Revenue Percentage
                     --------                       --------------------------

                     Beech 1900                               [***]
                     Dash 8                                   [***]
                     CRJ Model 200                            [***]
                     CRJ Model 700                            [***]
                     CRJ Model 900                            [***]

         7.7 Subsidies. Mesa, within 30 days after receipt, shall rebate to AWA all EAS subsidies paid to Mesa by any governmental entities for Flights (the "EAS Subsidies"). Notwithstanding the foregoing to the contrary, if Mesa causes any EAS Subsidies to be increased to an amount in excess of the EAS Subsidies in effect on the Contract Date, increased annually on the anniversary of each Contract Date by an amount equal to an increase in the CPI as calculated pursuant to Section 7.4.1, then AWA shall pay to Mesa 50% of any such increase within 30 days after receipt of written demand. AWA shall not be responsible to the DOT for continuing service in any EAS market. Notwithstanding the foregoing, if AWA directs Mesa to bid to provide flight service to any EAS market, then AWA shall be responsible for all liabilities incurred in connection with discontinuing such service prior to the expiration of any DOT hold-in order. AWA shall be entitled to retain all payments, subsidies, revenue guarantees or other similar payments generated from the Flight Services flown under this Agreement and negotiated by AWA.

         7.8 Records, Statements and Audit Rights. Mesa shall maintain separate accounting books and records for the Flight Services and Other Services performed by Mesa under this Agreement. All Incurred Costs Statements and other requests for payment made by Mesa pursuant to this Section 7 shall be accompanied by such supporting information, documentation and calculations described on Exhibit E, attached hereto, and as AWA may reasonably request from time to time (the "Backup Information"). If AWA disputes the amount set forth in any statement or the Backup Information is inadequate, incomplete or inaccurate, then AWA shall pay the undisputed portion of such statement and the portions for which the Backup Information is adequate, complete and accurate, timely, and together with such payment provide Mesa with a written statement of any disputed amount and the amounts for which the Backup Information is inadequate, incomplete or inaccurate. AWA and Mesa shall meet and confer to resolve any disputed amount and inadequate, incomplete or inaccurate Backup Information within 30 days after AWA provides notice of the dispute. Disputed amounts and amounts for which

----------
*** Confidential Treatment Requested
                  the Backup Information is inadequate, incomplete or inaccurate shall not be payable until the dispute is resolved and then shall be payable within 10 days after the dispute is resolved.

                  AWA, upon 2 business days' prior written notice, may review and audit, or cause its independent accountants to review and audit, all records and files (including computer data bases) maintained by Mesa and relevant to the calculation of the payments required to be made by AWA pursuant to this Agreement. If AWA's review of the records and files reveals that Mesa has overcharged AWA or underpaid AWA, then Mesa shall pay to AWA, upon demand, the overpayments and/or underpayments and the costs and expenses of AWA incurred in completing such review and audit and, if such overcharge or underpayment is willful or intentional or exceeds more than 10% of the sums actually payable or receivable by AWA, then Mesa, within 10 days after receipt of written demand, shall pay to AWA an amount equal to 3 times the overcharge or underpayment. Mesa shall maintain all records, files, information, data and documentation (including computer data bases) used in calculating the sums payable or receivable by AWA under this Agreement in good condition and order at Mesa's corporate headquarters. AWA shall not be required to pay any sums, and shall be entitled to receive a refund of any sum paid, for which Mesa is unable to provide supporting information, documentation or data.

         7.9 Setoff. All undisputed sums payable by Mesa to AWA pursuant to this Agreement may, at AWA's election, be setoff against amounts next due by AWA to Mesa pursuant to this Agreement.

8.       Term and Termination.

         8.1 Term. The term of this Agreement (the "Term") commences on the Effective Date retroactive to the Contract Date (the "Commencement Date") and shall expire ("Expiration Date") on the 8th anniversary of the date that the last CRJ Aircraft is added to the Fleet pursuant to Section 2.2.2 of the Agreement (the "Last Delivery Date), unless earlier terminated as provided in this Agreement. AWA, by written notice to Mesa at least 180 days prior to the Expiration Date, may extend the Expiration Date to the 10th anniversary of the Last Delivery Date.

         8.2 Early Termination. If: (i) Mesa's OTP Rate for the Phoenix Hub falls below AWA's OTP Rate for the Phoenix Hub for five of any six calendar months or (ii) Mesa's FCF for the Phoenix Hub falls below 96% for five of any of six consecutive calendar months (each, a "Cancellation Event"), AWA, at its election, may by written notice (a "Performance Notice") inform Mesa that if the Cancellation Event is not cured within one hundred twenty (120) days from receipt of such Performance Notice (the "Cure Period"), AWA, at its option may give a Termination Notice (as defined below). If the Cancellation Event relates to Mesa's OTP Rate, the cure shall be effected by Mesa bringing its OTP Rate for such Hub to a rate that is equal to or above AWA's OTP Rate at the Phoenix Hub during the Cure Period. If the Cancellation Event relates to the Mesa's FCF for the Phoenix Hub, the cure shall be effected by Mesa bringing its FCF at the Phoenix Hub to 97% or higher during the Cure Period. If, after the Cure Period has expired and Mesa has not cured the Cancellation Event as set forth above, then AWA at any time during the thirty (30) day period following the lapse of the Cure Period without cure may, upon 90 days' prior written notice to Mesa ("Termination Notice"), terminate this Agreement. Such termination right shall be in addition to any penalty payments set forth in Section 5 and termination rights for an Event of Default pursuant to Section 13.

         8.3 Change of Control. This Agreement may be terminated by either AWA or Mesa providing the other party with at least 90 days' prior written notice (the "Change Termination Notice") in the event of a change of control of the other party or a sale of substantially all of the other party's assets. "Change of Control" means any "person" or "group" (each as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) either becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of voting securities of either party (or securities converted into or exchangeable for such voting securities) representing 50% or more of the combined voting power of all voting securities of the party (on a fully diluted basis) or otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the party or any person or two or more persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the party.

         8.4 Effect of Termination. If AWA elects to terminate this Agreement pursuant to this Section 8, AWA, in the Termination Notice, shall establish as the termination date any date between 90 and 180 days after delivery of the Termination Notice or Change Termination Notice, as applicable. Mesa shall continue to provide the Flight Services and Other Services required by this Agreement until the termination date set forth in the Termination Notice or Change Termination Notice, as applicable. AWA and Mesa shall make all payments as required by this Agreement for the period through and including the termination date set forth in the Termination Notice or Change Termination Notice, as applicable.

9.       Service Mark License For Services Provided By Mesa.

         9.1 Grant of License. For the payment of $1.00, AWA hereby grants to Mesa a non-exclusive, non-transferable license to use such AWA Service Marks as AWA may designate, in writing, from time to time in connection with the Flight Services and Other Services to be rendered by Mesa; provided, however, that at any time prior to expiration or termination of this Agreement AWA may alter, amend or revoke the license hereby granted and require Mesa's use of any new or different AWA Service Mark in conjunction with the Flight Services and Other Services provided hereunder as AWA may determine in its sole discretion and judgment.

         9.2 Operation under AWA Service Marks/Aircraft Decor. Mesa, at its expense (subject to reimbursement in the next sentence), shall cause the Fleet and any replacement or additional Aircraft utilized by Mesa, or any of the Affiliated Service Providers, to provide the Flight Services, to be painted, marked and decorated to bear AWA Service Marks, consisting of AWA aircraft exterior and interior color decor and pattern provided by AWA and the name "America West Express." AWA shall reimburse Mesa for 50% of the costs of painting, decorating or marking any new CRJ added to the Fleet pursuant to Section
                  2.2. Upon written notice from AWA, which shall include the specifications for any such changes in AWA Service Marks and exterior or interior aircraft decor and patterns, Mesa shall effect changes in the aircraft decor and patterns within 12 months from the date of such notice. AWA shall reimburse Mesa for the cost of repainting the Fleet in the event that AWA changes its logo and color decor and pattern from the design existing as of the Effective Date. Mesa shall use and display suitable signs on the interior and exterior of each Aircraft identifying Mesa as the operator of the Services, such signs shall be subject to the prior written consent of AWA as to nature, size and location provided that the signs shall comply with all Regulations. AWA shall reimburse Mesa for the actual costs and expenses of repainting any Aircraft eliminated from the Fleet pursuant to Section 2.2. All announcements, displays or literature used or viewed by Mesa customers on Flights shall highlight "America West Express." No such announcements, displays or literature shall reference "Mesa Airlines," other than to identify Mesa or the operator of the Services, on briefing cards or as required by the Regulations.

         9.3      Terms and Conditions Governing Service Mark License.

                  9.3.1 Mesa hereby acknowledges AWA's ownership of the AWA Service Marks, further acknowledges the validity of the AWA Service Marks, and agrees that it shall not do anything in any way to infringe or abridge upon AWA's rights in the AWA Service Marks or directly or indirectly to challenge the validity of the AWA Service Marks.

                  9.3.2 To assure that the production, appearance and quality of the AWA Service Marks is consistent with AWA's reputation for high quality and the goodwill associated with the AWA Service Marks, Mesa agrees to maintain a level of quality consistent with AWA's quality in the Flight Services and Other Services it provides pursuant to this Agreement and to follow AWA's written instructions regarding use of AWA's Service Marks, as they may be amended from time to time.

                  9.3.3 Mesa agrees that, in providing the Flight Services and Other Services, it shall not advertise or make use of the AWA Service Marks without the prior written consent of AWA. AWA shall have absolute discretion to withhold its consent concerning any and all such advertising and use of the AWA Service Marks in any advertising by Mesa. In the event AWA approves the use of such AWA Service Marks in any advertising, such advertising shall identify AWA as the owner of such Service Marks and conform with any additional requirements specified by AWA.

                  9.3.4 To the extent that Mesa is licensed to use the AWA Service Marks, the AWA Service Marks shall be used only in connection with the Flight Services and Other Services specifically covered by this Agreement and not in connection with any other business or activity of Mesa or any other entity.

                  9.3.5 Nothing in this Agreement shall be construed to give Mesa the exclusive right to use the AWA Service Marks or abridge AWA's right to use and license the AWA Service Marks, and AWA hereby reserves the right to continue to use the AWA Service Marks and to license such other uses of the AWA Service Marks as AWA may desire.

                  9.3.6 No term or provision of this Agreement shall be construed to preclude the use of the AWA Service Marks, including "America West Express," or the aircraft exterior color decor and patterns by other individuals or entities not covered by this Agreement.

                  9.3.7 Upon the termination or expiration of this Agreement, the license and use of the AWA Service Marks by Mesa shall cease and such use shall not thereafter occur.

10.      Liability and Indemnification.

         10.1 Relationship Between the Parties. Nothing contained in this Agreement will be deemed to create any agency or partnership or similar relationship between AWA and Mesa. Nothing contained in this Agreement will be deemed to authorize either AWA or Mesa to bind or obligate the other. Mesa and the Affiliated Service Providers and their employees engaged in performing the Flight Services and Other Services shall be employees of Mesa or the Affiliated Service Providers for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of AWA. AWA and its employees engaged in performing the obligations of AWA under this Agreement shall be employees, agents and independent contractors of AWA for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of Mesa. Pursuant to this Agreement, Mesa and the Affiliated Service Providers shall act, for all purposes, as independent contractors and not as agents for AWA. AWA shall have no supervisory power or control over any employees engaged by Mesa and the Affiliated Service Providers in connection with their performance hereunder, and all complaints or requested changes in procedures shall be transmitted by AWA to a designated officer of Mesa. Nothing contained in this Agreement shall be intended to limit or condition Mesa's and the Affiliated Service Providers' control over their operations or the conduct of their business as air carriers, and Mesa and the Affiliated Service Providers and their principals assume all risks of financial losses which may result form the operation of the

                  Flight Services and Other Services to be provided by Mesa and the Affiliated Service Providers hereunder.

         10.2 Indemnification by Mesa. Mesa agrees to indemnify, defend and hold harmless AWA, its directors, officers, employees, agents, parent corporation, subsidiaries and affiliates for, from and against any and all loss, liability, claim, damage, penalty, fine, charge, cause of action, demand, cost and expense (including attorneys' and consultants' fees and costs) whatsoever (collectively, "Damages"), as incurred, arising out of, resulting from or incurred in connection with: (i) the provision of the Flight Services and Other Services by Mesa and the Affiliated Service Providers or any of their employees, agents, licensees, contractors, suppliers, officers or directors; (ii) Mesa's or the Affiliated Service Providers' breach of this Agreement; (iii) damage or destruction of property of any person, or injury or death of any person, caused by, arising out of, or in connection with any act or omission of Mesa or the Affiliated Service Providers, their employees, agents, licensees, contractors, suppliers, officers or directors; (iv) any taxes, impositions, assessments or other governmental charges incurred by Mesa in providing the Flight Services or Other Services or imposed on any revenue generated by this Agreement (except as set forth in Section 7.1.3); (v) passenger complaints or claims by passengers using the Flight Services; (vi) the failure or discontinuance of service to any EAS market (except as specified in Section 7.7); and (vii) failure to comply with any Regulations. Mesa agrees to indemnify, defend and hold harmless AWA, its officers, directors, employees, agents, parent corporation, subsidiaries and affiliates for, from and against any and all Damages as incurred, arising out of, resulting from or incurred in connection with any claims for consideration for performance by the Affiliated Service Providers. Mesa shall reimburse AWA or other Indemnified Party (as defined below) for any legal and any other expenses reasonably incurred in investigating, preparing or defending against any claim or action arising out of or relating to any of the foregoing.

         10.3 Indemnification by AWA. AWA agrees to indemnify, defend and hold harmless Mesa, its directors, officers, employees, agents, parent corporation, subsidiaries and affiliates for, from and against any and all Damages, as incurred, arising out of, resulting from or incurred in connection with: (i) AWA's breach of this Agreement; (ii) damage or destruction of property of any person, or injury or death of any person, caused by, arising out of, or in connection with any act or omission of AWA, its employees, agents, licensees, contractors, suppliers, officers or directors in performing AWA's obligations under this Agreement to the extent not covered by Mesa's or the Affiliated Service Providers' insurance required to be maintained by this Agreement; and
                  (iii) any taxes, impositions, assessments or other governmental charges incurred by AWA for revenue received by AWA under this Agreement. AWA shall reimburse Mesa or other Indemnified Party (as defined below) for any legal and any other expenses reasonably incurred in investigating, preparing or defending against any claim or action arising out of or relating to any of the foregoing.

         10.4 Conduct of Indemnification Proceedings. The person or entity claiming indemnification hereunder is referred to as the "Indemnified Party" and the party against whom such claims are asserted hereunder is referred to as the "Indemnifying Party". Each Indemnified Party shall give reasonably prompt notice to the Indemnifying Party of any action or proceeding or assertion or threat of claim commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Party (i) shall not relieve the Indemnifying Party from any liability which it may have under the indemnity agreement provided in this Agreement, unless and to the extent it did not otherwise learn of such action, threat or claim and the lack of notice by the Indemnified Party results in the forfeiture by the Indemnifying Party of substantial rights and defenses and (ii) shall not, in any event, relieve the Indemnifying Party from any obligations to the Indemnified Party other than the indemnification obligation provided under Sections 10.2 and 10.3 above. If the Indemnifying Party elects within a reasonable time after receipt of notice, the Indemnifying Party may assume the defense of the action or proceeding at Indemnifying Party's own expense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party; provided, however, that, if the Indemnified Party reasonably determines upon advice of counsel that a conflict of interest exists where it is advisable for the Indemnified Party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the Indemnifying Party, then the Indemnified Party shall be entitled to separate counsel at the Indemnifying Party's expense, which counsel shall be chosen by the Indemnified Party in its sole discretion. If the Indemnifying Party does not assume the defense, after having received the notice referred to in the second sentence of this Section, the Indemnifying Party will pay the reasonable fees and expenses of counsel for the Indemnified Party. Unless and until a final judgment that an Indemnified Party is not entitled to the costs of defense under the foregoing provision, the Indemnifying Party shall reimburse, promptly as they are incurred, the Indemnified Party's costs of defense. The Indemnifying Party shall not settle or compromise any claim for which an Indemnified Party is entitled to indemnity without the prior written consent of the Indemnified Party.

         10.5     Insurance.

                  10.5.1 Mesa, at all times during the Term of this Agreement, shall have and maintain and shall cause the Affiliated Service Providers to have and maintain in full force and effect, policies of insurance satisfactory to AWA, of the types of coverage, and in the minimum amounts stated below with insurance companies satisfactory to AWA and under terms and conditions satisfactory to AWA, including insurance coverage on all Aircraft used to provide Flight Services. Unless otherwise specified, the minimum amounts of insurance coverage required hereunder shall be per occurrence, combined single limit for all insurance coverage required hereunder.

                           1.  Aircraft Liability and Ground             $250,000,000 per Occurrence Combined Single
                               Liability Insurance (including            Limit of Liability for CRJs and Dash 8s and
                               Commercial General Liability)             $150,000,000 per Occurrence Combined Single
                                                                         Limit of Liability for Beech 1900s

                               a. Bodily Injury and Personal Injury -    Included in Combined Single Limit
                                  Passengers

                               b. Bodily Injury and Personal Injury -    Included in Combined Single Limit
                                  Third Parties

                               c. Property Damage                        Included in Combined Single Limit

                                                                         Per Accident
                                                                         ------------

                           2.  Worker's Compensation Insurance           Statutory
                               (Company Employees)

                           3.  Employers' Liability (Company Employees)  $500,000

                           4.  All Risk Hull Insurance on Aircraft       Replacement Cost or Such Lesser Amount as
                               Performing Services Hereunder             may be Consented to by AWA, in writing

                           5.  Baggage Liability                         $1,250 (per Passenger)

                           6.  Cargo Liability                           $100,000 any One Aircraft

                                                                         $100,000 any One Disaster with Terms,
                                                                         Limitations and Conditions Acceptable to AWA

                  10.5.2 The parties hereby agree that from time to time during the Term of this Agreement, AWA may require Mesa and the Affiliated Service Providers to have and maintain amounts of insurance coverage different from those amounts set forth in Section 10.5.1, should AWA, in its reasonable judgment, deem the circumstances and conditions of the Flight Services and Other Services to require increases in any or all of the foregoing minimum insurance coverages.

                  10.5.3 Mesa shall cause all policies of insurance which it and the Affiliated Service Providers maintain pursuant to this Agreement, to be duly and properly endorsed by Mesa's and the Affiliated Service Providers' insurance underwriters as follows:

                           10.5.3.1 To provide that any waiver of rights of
                                    subrogation against other parties by Mesa or the Affiliated Service Providers shall not affect the coverage provided hereunder with respect to AWA.

                           10.5.3.2 To provide that Mesa's and the Affiliated
                                    Service Providers' underwriters shall waive any and all subrogation rights against AWA, its directors, officers, agents and employees without regard to any breach of warranty by Mesa or the Affiliated Service Providers or to provide other evidence of such waiver of recourse against AWA, its directors, officers, agents, or employees as shall be acceptable to AWA.

                           10.5.3.3 Be duly and properly endorsed to provide
                                    that each such policy or policies or any part or parts thereof shall not be canceled, terminated, or materially altered, changed or amended by Mesa's and the Affiliated Service Providers' insurance underwriters, until after 30 days' written notice to AWA which 30 days' written notice shall commence to run from the date such notice is actually received by AWA.

                  10.5.4 With respect to policies of insurance described as Aircraft Liability and Ground Liability Insurance, Mesa will provide that Mesa's and the Affiliated Service Providers' policies:

                           10.5.4.1 Endorse AWA, its directors, officers,
                                    agents, parents, subsidiaries and employees as Additional Insureds thereunder.

                           10.5.4.2 Constitute primary insurance for such claims
                                    and acknowledge that any other insurance policy or policies of AWA will be secondary or excess insurance;

                           10.5.4.3 Cover AWA's costs of defending against such
                                    insured claims including, without
                                    limitation, to the extent permitted by the policies, costs incurred in the retention of separate legal counsel of its choice; and

                           10.5.4.4 Provide a cross-liability clause acceptable
                                    to AWA, and a specific contractual liability insurance provision covering liability assumed by Mesa and the Affiliated Service Providers under this Agreement.

                  10.5.5 With respect to policies of insurance for coverage described as Aircraft Liability and Ground Liability Insurance and All Risk Hull Insurance, Mesa shall cause its insurance underwriters to provide a breach of warranty clause.

                  10.5.6 All aircraft hull insurance provided pursuant to this Agreement shall be provided on agreed value basis and, except with the consent of AWA, shall not be subject to more than the standard market deductibles. In the event of loss, settled on the basis of a total loss, all losses shall be payable in full.

                  10.5.7 Upon request by AWA, Mesa shall furnish to AWA evidence satisfactory to AWA of the aforesaid insurance coverage and endorsements, including certificates certifying that the aforesaid insurance policy or policies with the aforesaid policy limits are duly and properly endorsed as aforesaid and are in full force and effect.

                  10.5.8 With respect to policies of insurance obtained directly from foreign underwriters, Mesa shall cause such insurance underwriters to provide that AWA may maintain against Mesa's and the Affiliated Service Providers' underwriters a direct action in the United States upon such insurance policies and to this end to provide a standard service of suit clause designating an agent for service of process in the United States of America.

                  10.5.9 In the event Mesa or the Affiliated Service Providers fails to maintain in full force and effect any of the insurance and endorsements described in Section 10.5, AWA shall have the right (but not the obligation) to procure and maintain such insurance or any part thereof. The cost of such insurance shall be payable by Mesa to AWA upon demand by AWA. The procurement of such insurance or any part thereof by AWA shall not discharge or excuse Mesa's or the Affiliated Service Providers' obligation to comply with the provisions of Section 10.5. Mesa agrees not to cancel, terminate or materially alter, change or amend any of the policies referred to in Section 10.5 without 30 days' prior written notice to AWA of its intent to cancel, terminate or materially alter, change or amend said policies or insurance which 30 day notice period shall commence to run from the date notice is actually received by AWA.

                  10.5.10 AWA shall maintain cargo liability coverage, in types and amounts required by law, for all air freight transported by Mesa or the Affiliated Service Providers under an AWA airbill on any Flights.

11.      Confidentiality.

         11.1 AWA and Mesa agree that the terms of this Agreement shall be treated as confidential and shall not be disclosed to third parties without the express written consent of AWA and Mesa, or as required by law. In the event of disclosure required by law, only those portions of this Agreement required to be disclosed shall be disclosed. The disclosing party shall make good faith efforts to minimize the portions to be disclosed and shall seek confidential treatment by the receiving party or agency for any portions disclosed. In the event of one party being served a subpoena or discovery request, prior to responding to the subpoena or request, the party served shall notify the other party to provide the other party an opportunity to contest the disclosure of any terms of this Agreement.

         11.2 "Confidential Information" means any information in any form, including, without limitation, the terms of this Agreement, written documents, oral communications, recordings, videos, software, data bases, business plans, and electronic and magnetic media, provided to or observed by AWA or Mesa pursuant to this Agreement, including information owned or provided by either party to the other party, except for information generally available to the public. AWA and Mesa agree that they shall maintain all Confidential Information in confidence and use such Confidential Information solely for purposes of performance under this Agreement. Such Confidential Information shall be distributed within each party's company only to personnel and to its legal counsel, auditors and other consultants on a need-to-know basis for purposes related to this Agreement or in compliance with a court order or statutory or regulatory requirements. Except for legal counsel and auditors, and as permitted by Section 11.1, in no event shall either party disclose Confidential Information to any third parties except subcontractors and independent consultants and then only if approved by both parties in writing in advance of such disclosure. Confidential Information does not include information that is available to the general public other than as a result of disclosure by the disclosing party or information that was known or independently developed by the receiving party prior to disclosure, as evidenced by records kept in the ordinary course of business.

         11.3 Mesa acknowledges and agrees that any Confidential Information shared or given to AWA pursuant to this Agreement may be shared by AWA on a confidential basis with America West Holdings Corporation, The Leisure Company and other subsidiaries and affiliates of AWA. AWA acknowledges and agrees that any Confidential Information shared or given to Mesa pursuant to this Agreement may be shared by Mesa on a confidential basis with Mesa Air Group, Inc. and other subsidiaries or affiliates of Mesa.

12. Taxes. Mesa shall pay, prior to delinquency, all airport, property, sales, use, excise or any other taxes, impositions, assessments or other governmental charges incurred in connection with the provision of the Flight Services and Other Services under this Agreement and all taxes imposed or any sums paid by AWA to Mesa under this Agreement. AWA shall pay, prior to delinquency, all taxes imposed on any sums paid by Mesa to AWA under this Agreement.

13.      Defaults and Remedies.

         13.1 Default by Mesa. The occurrence of any one or more of the following events shall constitute a material default and breach of this Agreement by Mesa (an "Event of Default"):

                  13.1.1 The failure of Mesa to make any payment required to be made by Mesa to AWA hereunder, as and when due, and such failure continues for 10 business days after Mesa's receipt of written notice from AWA;

                  13.1.2 If Mesa or any of the Affiliated Service Providers is required by the FAA or DOT to suspend a substantial portion of its operations for any safety reason and has not resumed such operation within 3 business days of the suspension or if Mesa suspends a substantial portion of the Flight Services for any other reason, except as a result of an emergency airworthiness directive from the FAA affecting all aircraft similarly equipped to the Aircraft (not just those owned or operated by Mesa);

                  13.1.3 The failure of Mesa or any of the Affiliated Service Providers to observe or perform any of the covenants, conditions or provisions of this Agreement to be observed or performed by Mesa or any of the Affiliated Service Providers, other than as described in Sections 8 or 13.1.1 or 13.1.2 above, and such failure shall continue for a period of 15 days after written notice thereof from AWA to Mesa or such longer period as may be reasonably necessary to complete the cure of such failure (not to exceed an additional 30 days); provided Mesa commences such cure during the initial 15-day period and continuously and diligently pursues the cure to completion;

                  13.1.4 (i) the cessation of Mesa's business operations as a going concern; (ii) the making by Mesa of any general assignment, or general arrangement for the benefit of creditors; (iii) the failure of Mesa to generally pay Mesa's debts as they come due or Mesa's written admission of its inability to pay its debts as they come due; (iv) the filing by or against Mesa of a petition to have Mesa adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of petition filed against Mesa, the same is dismissed, stayed or vacated within 60 days); (v) an adjudication of Mesa's insolvency; (vi) appointment of a trustee or receiver to take possession of substantially all of Mesa's assets which is not dismissed, stayed or vacated within 60 days; or (vii) the attachment, execution or other judicial seizure of all of Mesa's assets.

                  13.1.5 Upon an Event of Default, AWA may: (a) by written notice to Mesa (a "Default Termination Notice") terminate this Agreement effective as of the date set forth in the Default Termination Notice which date shall not be less than 30 nor more than 180 days after the date of the Default unless the event in 13.1.2 occurs, in which case immediate; and/or (b) pursue all other rights and remedies available at law or in equity to AWA for the Event of Default, including, without limitation, injunctive relief, specific performance and damages. After receipt of a Default Termination Notice, Mesa and the Affiliated Service Providers shall continue to provide the Flight Services and Other Services in accordance with this Agreement until the termination date set forth in the Default Termination Notice. No remedy or election by AWA hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other rights and remedies at law or in equity.

         13.2 AWA Default. The occurrence of any one or more of the following events shall constitute a material default and breach of this Agreement by AWA (an "AWA Event of Default"):

                  13.2.1 The failure of AWA to make any payment required to be made to Mesa by AWA hereunder, as and when due, and such failure continues for 10 business days after AWA's receipt of written notice from Mesa;

                  13.2.2 The failure of AWA to observe or perform any of the covenants, conditions or provisions of this Agreement to be observed or performed by AWA, and such failure shall continue for a period of 15 days after written notice thereof from Mesa to AWA or such longer period as may be reasonably necessary to complete the cure of such failure (not to exceed an additional 30 days); provided AWA commences such cure during the initial 15-day period and continuously and diligently pursues the cure to completion;

                  13.2.3 (i) the cessation of AWA's business operations as a going concern; (ii) the making by AWA of any general assignment, or general arrangement for the benefit of creditors; (iii) the failure of AWA to generally pay AWA's debts as they come due or AWA's written admission of its inability to pay its debts as they come due; (iv) the filing by or against AWA of a petition to have AWA adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of petition filed against AWA, the same is dismissed, stayed or vacated within 60 days); (v) an adjudication of AWA's insolvency; (vi) appointment of a trustee or receiver to take possession of substantially all of AWA's assets which is not dismissed, stayed or vacated within 60 days; or (vii) the attachment, execution or other judicial seizure of all of AWA's assets which is not dismissed, stayed or vacated within 60 days.

                  13.2.4 Upon the occurrence and continuance of an AWA Event of Default, Mesa may: (a) by written notice to AWA (an "AWA Default Notice") terminate this Agreement effective as of the date set forth in the AWA Default Notice which date shall not be less than 30 nor more than 180 days after the date of the AWA Event of Default; and/or (b) pursue all other rights and remedies available at law or in equity to Mesa for the AWA Event of Default, including, without limitation, injunctive relief, specific performance and damages. After receipt of an AWA Default Notice, AWA shall continue to perform its obligations under this Agreement until the termination date set forth in the AWA Default Notice. No remedy or election by Mesa hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other rights and remedies at law or in equity.

14.   Records and Reports.

         14.1 Retention of Records. Mesa shall keep accurate and complete books and records of all Flight Services and Other Services performed under this Agreement as well as any additional records that the parties agree may be required in accordance with AWA's procedures and the Regulations. Mesa shall retain such records in accordance with applicable law, AWA's procedures and the Regulations.

         14.2 Provision of Financial Records. Upon AWA's request, and until such time as AWA advises Mesa that such reports are no longer necessary, Mesa shall furnish to AWA, within 60 days following the close of the first three fiscal quarters of Mesa, unaudited financial statements including Mesa's current corporate balance sheets and profit and loss statements, and within 120 days after the close of its fiscal year, Mesa shall furnish AWA with audited financial statements of Mesa (or its parent company) including, either separately or on a consolidated basis, the balance sheet and profit and loss statements of that party. The appropriate reports filed on Form 10-Q and 10-K shall be satisfactory to fulfill such obligation.

         14.3 Provision of Additional Records. Mesa shall promptly furnish AWA with a copy of every report that it prepares and is required to submit to the DOT, FAA, National Transportation Safety Board or any other governmental agency, relating to any accident or incident involving an Aircraft used in performing Flight Services under this Agreement, when such accident or incident is claimed to have resulted in the death of or substantial injury to any person or the loss of, damage to, or destruction of any property.

         14.4 Additional Reports. Mesa shall promptly notify AWA in writing of: (i) any change in or relinquishment of control of Mesa;
                  (ii) any agreement contemplating such a change or relinquishment with a copy of such agreement, if in writing, to AWA; or (iii) any change or contemplated change in the Chief Executive Officer position of Mesa.

15.   Miscellaneous Provisions.

         15.1 Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by: (i) hand delivery; (ii) facsimile; (iii) express overnight delivery service; or (iv) certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below and shall be effective upon receipt or the rejection of such delivery, except if delivered by facsimile outside of business hours in which case they shall be effective on the next succeeding business day:

                     If to AWA:    America West Airlines, Inc.
                                   4000 E. Sky Harbor Blvd.
                                   Phoenix, Arizona 85034
                                   Attn:  Vice President and General Counsel
                                   Telephone:(602) 693-5805
                                   Facsimile:(602) 693-5932

                     If to Mesa:   Mesa Air Group
                                   410 N. 44th Street, Suite 700
                                   Phoenix, Arizona  85008
                                   Attn:  General Counsel
                                   Telephone:(602) 685-4051
                                   Facsimile:(602) 685-4352

         15.2 Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

         15.3 Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         15.4 Attorneys' Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and other costs in addition to any other relief to which it may be entitled.

         15.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between AWA and Mesa with respect to the subject matter of this Agreement.

         15.6 Jurisdiction; Choice of Law. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

         15.7 Severability. If this Agreement, any one or more of the provisions of this Agreement, or the applicability of this Agreement or any one or more of the provisions of this Agreement to a specific situation, shall be held invalid, illegal or unenforceable or in violation of any contract or agreement to which Mesa or AWA are a party, then AWA and Mesa shall in good faith amend and modify this Agreement, consistent with the intent of Mesa and AWA, as evidenced by this Agreement, to the minimum extent necessary to make it or its application valid, legal and enforceable and in accordance with the applicable agreement or contract, and the validity or enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

         15.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         15.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of AWA and Mesa and their respective successors and permitted assigns.

         15.10 No Assignment. The rights, obligations and duties of AWA and Mesa under this Agreement may not be assigned or delegated, except as may otherwise be mutually agreed by AWA and Mesa, in their sole and absolute discretion.

                                      AWA:

                                      America West Airlines, Inc.,
                                      a Delaware corporation


                                      By:  /s/ William A. Franke
                                      Name:  William A. Franke
                                      Title:  Chairman of the Board and
                                              Chief Executive Officer

                                      MESA:

                                      Mesa Airlines, Inc.,
                                      a Nevada corporation


                                      By:  /s/ Jonathan G. Ornstein
                                      Name:  Jonathan G. Ornstein
                                      Title:  Chief Executive Officer

                                    EXHIBITS


Exhibit A            Delivery Schedule
Exhibit B            Station Costs
Exhibit C            Guaranteed Non-Maintenance Costs
Exhibit D            Guaranteed Maintenance Costs
Exhibit E            Backup Information

                                    EXHIBIT A

                                DELIVERY SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                                                                                          Convertible
  In Service Months            Additional             Firm                Firm                Firm            Option
Delivery           Month        CRJ-200             CRJ-700             CRJ-900            CRJ-7/900         CRJ 7/900
-----------------------------------------------------------------------------------------------------------------------
 Seating Configuration            50Y               6F/58Y              6F/74Y

-----------------------------------------------------------------------------------------------------------------------
                   Apr-01        [***]
                   May-01
                   Jun-01        [***]
                  July-01
                   Aug-01
                   Sep-01        [***]
                   Oct-01
                   Nov-01        [***]
                   Dec-01        [***]
-----------------------------------------------------------------------------------------------------------------------
                   Jan-02        [***]
                   Feb-02        [***]
                   Mar-02                            [***]
                   Apr-02        [***]               [***]
                   May-02        [***]
                   Jun-02        [***]               [***]
                  July-02
                   Aug-02                            [***]
                   Sep-02                            [***]
                   Oct-02                            [***]
                   Nov-02                            [***]
                   Dec-02                            [***]
-----------------------------------------------------------------------------------------------------------------------
                   Jan-03                                                [***]
                   Feb-03
                   Mar-03                            [***]               [***]
                   Apr-03                            [***]               [***]
                   May-02                            [***]               [***]
                   Jun-03                            [***]               [***]
                  July-03                            [***]               [***]
                   Aug-03                            [***]               [***]
                   Sep-03                            [***]               [***]
                   Oct-03                                                [***]              [***]
                   Nov-03                                                [***]              [***]
                   Dec-03                                                [***]              [***]
-----------------------------------------------------------------------------------------------------------------------
                   Jan-04                                                [***]              [***]
                   Feb-04                                                [***]              [***]
                   Mar-04                                                [***]              [***]
                   Apr-04                                                [***]              [***]
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   May-04                                                                   [***]
                   Jun-04                                                                   [***]
                  July-04                                                                                      [***]
                   Aug-04                                                                                      [***]
                   Sep-04                                                                                      [***]
                   Oct-04                                                                                      [***]
                   Nov-04                                                                                      [***]
                   Dec-04                                                                                      [***]
-----------------------------------------------------------------------------------------------------------------------
Each calendar month                                                                                            [***]
thereafter through Oct-07
-----------------------------------------------------------------------------------------------------------------------
                                 [***]               [***]               [***]              [***]              [***]
[***]

[***]



      [***]

----------
*** Confidential Treatment Requested

                                    EXHIBIT B

                                  STATION COSTS


[***]


Note 1 - Some or all of these expenses are already included in pass through amounts.

----------
*** Confidential Treatment Requested

                            EXHIBITS C AND D - PAGE 1
                                  (SEE NOTE 4)

GUARANTEED NON-MAINTENANCE COSTS (EXHIBIT C)

        ------------------------------------------------------------------------------------------------------------------
        COST CATEGORY                   UNIT          B1900D        DHC-82          CRJ 200         CRJ 700        CRJ 900
        ------------------------------------------------------------------------------------------------------------------
        Aircraft Lease & Overhead    A/C MONTH
Note 1      Ownership                                  [***]         [***]            [***]           [***]          [***]
Note 2      Overhead                                   [***]         [***]            [***]           [***]          [***]
Note 2      Crew RON                                   [***]         [***]            [***]           [***]          [***]
            Total                                      [***]         [***]            [***]           [***]          [***]

        Flight Crew                    BLK HR
Note 3      Pilot                                      [***]         [***]            [***]           [***]          [***]
Note 3      Flight Attendant                           [***]         [***]            [***]           [***]          [***]
            Total                                      [***]         [***]            [***]           [***]          [***]

Note 2  Dispatchers                     DEP            [***]         [***]            [***]           [***]          [***]

        GUARANTEED MAINTENANCE COSTS (EXHIBIT D)

        ----------------------------------------------------------------------------------------------------
        COST CATEGORY                         UNIT       B1900D      DHC-82    CRJ 200    CRJ 700    CRJ 900
        ----------------------------------------------------------------------------------------------------
        Maintenance cost per aircraft      A/C MONTH
Note 2      MX Employees                                  [***]       [***]     [***]      [***]      [***]
Note 2      Engine & APU Depreciation                     [***]       [***]     [***]      [***]      [***]
                                                         ---------------------------------------------------
            Total                                         [***]       [***]     [***]      [***]      [***]


        Maintenance Base Cost              BASE/MONTH
Note 2      Rent & Utilities                              [***]       [***]     [***]      [***]      [***]
Note 2      Personnel                                     [***]       [***]     [***]      [***]      [***]
Note 2      Parts Depreciation                            [***]       [***]     [***]      [***]      [***]
Note 2      Equipment Depreciation                        [***]       [***]     [***]      [***]      [***]
                                                         ---------------------------------------------------
            Total                                         [***]       [***]     [***]      [***]      [***]

        Maintenance cost per block hour      BLK HR
Note 2      Engine MX - Contractual                       [***]       [***]     [***]      [***]      [***]
Note 2      Engine MX - Other                             [***]       [***]     [***]      [***]      [***]
Note 2      Airframe MX                                   [***]       [***]     [***]      [***]      [***]
                                                         ---------------------------------------------------
            Total                                         [***]       [***]     [***]      [***]      [***]

        Maintenance cost per departure        DEP
Note 2      Airframe MX                                   [***]       [***]     [***]      [***]      [***]
Note 2      Engine MX                                     [***]       [***]     [***]      [***]      [***]
                                                         ---------------------------------------------------
            Total                                         [***]       [***]     [***]      [***]      [***]

Note 1 - These items will be adjusted on each contract date based on CPI as defined in the contract.

Note 2 - [***].

Note 3 - The maintenance reserve rates above are based on the following operating assumptions---changes to these assumptions will Result in revised costs and/or guarantees from our engine and airframe manufacturers. If that occurs both parties agree to mutually agree to new rates as stated above. Mesa will furnish America West with a sensitivity chart of these costs as part of our final contract with the manufacturer.

Note 4 - [***].
                 ASSUMPTIONS:
                 Flight Hours Per Year               [***]     [***]    [***]
                                                   ----------------------------
                 Average Flight Hours Per Cycle      [***]     [***]    [***]

----------
*** Confidential Treatment Requested

                            EXHIBITS C AND D - PAGE 2

                        CRJ -2000 A/C OWNERSHIP SCHEDULE

    ----------------------------------------------------------------------------
                                                                        MONTHLY
    ----------------------------------------------------------------------------
                                     TAIL                                AMOUNT
    ----------------------------------------------------------------------------
 1                                                          [***]         [***]
 2                                                          [***]         [***]
 3                                                          [***]         [***]
 4                                                          [***]         [***]
 5                                                          [***]         [***]
 6                                                          [***]         [***]
 7                                                          [***]         [***]
 8                                                          [***]         [***]
 9                                                          [***]         [***]
10                                                          [***]         [***]
11                                                          [***]         [***]
12                                                          [***]         [***]
13                                                          [***]         [***]
14                                                          [***]         [***]
15                                                          [***]         [***]
16                                                          [***]         [***]
17                                                          [***]         [***]
18                                                          [***]         [***]
19                                                          [***]         [***]
20                                                          [***]         [***]
21                                                          [***]         [***]
22                                                          [***]         [***]
23                                                          [***]         [***]
24                                                          [***]         [***]
25                                                          [***]         [***]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                                    AVERAGE                               [***]
    ----------------------------------------------------------------------------

----------
*** Confidential Treatment Requested

                                    EXHIBIT E

                                 MESA CODESHARE

                    Minimum Required Backup - Trueup Billings

               COSTS                              BACKUP REQUIRED                       MINIMUM FREQUENCY
               -----                              ---------------                       -----------------
Actual Costs (All use actual $ rates)
    Hull Insurance                        Insurance Policy/Bill               Annually or when changes occur
    Liability Insurance                   Insurance Policy Bill/              Annually or when changes occur
    Property Taxes                        All Invoices & Assessment Notices   Semi-Annually
    De-Icing                              All Invoices                        Monthly
    Fuel Costs                            Station Invoices                    Audited Basis
    Catering                              All Invoices                        Monthly
    Landing Fees                          All Invoices                        Monthly
    Security Service                      All Invoices                        Monthly
    Station Rent                          All Invoices                        Monthly
    CRJ Leases                            Lease Payment Schedule              Every new Delivery or Change in Lease
    Station Costs                         All Invoices                        Monthly